UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): February 3, 2005

Trinsic, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-28467 (Commission File Number)	59-3501119 (I.R.S. Employer Identification Number)

601 South Harbour Island Boulevard, Suite 220
Tampa, Florida 33602
(Address of Principal Executive Offices)
(813) 273-6261
(Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets
Item 3.01 Notice of Failure to Satisfy a Continued Listing Rule
SIGNATURE

Section 3 – Securities and Trading Markets

Item 3.01 Notice of Failure to Satisfy a Continued Listing Rule

     By letter dated February 3, 2005, the Nasdaq Stock Market has notified us that because of the resignation of board member Mr. John Aurell we no longer comply with Nasdaq’s audit committee requirements as set forth in Marketplace Rule 4350. Consistent with that rule we have been provided a cure period until the earlier of our next annual shareholders’ meeting or January 22, 2006 in order to regain compliance. We expect to add one or more qualified individuals to our board and the audit committee within that cure period.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 9, 2005.

TRINSIC, INC.

	BY:	/s/ Horace J. Davis, III

	Name:	Horace J. Davis, III
	Title:	Acting Chief Executive Officer

A signed original of this Form 8-K has been provided to Trinsic, Inc. and will be retained by Trinsic, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.